SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 1, 1996



                            CHAPARRAL RESOURCES, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)




        Colorado                     0-7261                   84-0630863
 ---------------------------    -------------------         ---------------
(State or other jurisdiction   (Commission File No.)       (I.R.S. Employer
 of incorporation)                                          Identification No.)




621 Seventeenth Street, Suite 1301, Denver, Colorado             80293
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     (Address of principal executive offices)                  (Zip Code)



        Registrant's telephone number including area code: (303) 293-2340




                                                                15 Total Pages

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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.


     As reported in the Company's Current Report on Form 8-K dated March 8, 1996, the Company had entered into an agreement, as amended, with Darka Petrol Ticaret Limited Sirketi, a private Turkish company ("Darka"), to acquire 25% of the outstanding stock of Central Asian Petroleum Guernsey Limited ("CAP-G") owned by Darka for a total of $2,000,000 in cash and 685,000 shares of the Company's common stock. The Company paid $600,000 of the cash purchase price and delivered 625,000 shares of the Company's common stock on March 8, 1996.


     On April 1, 1996, the Company completed the purchase from Darka by paying the $1,400,000 cash balance and by delivering the balance of 60,000 shares.

Item 5.  OTHER EVENTS.

     On April 5, 1996, the Company completed a private placement of 14,000,000 shares of the Company's common stock at $0.50 a share for a gross amount of $7,000,000. In connection with the sale of the 14,000,000 shares of common stock, the Company issued a warrant to purchase 1,022,000 shares of the Company's common stock for a nominal amount to the placement agent and paid $21,849 of the placement agent's expenses. To date, the Company has used the $6,978,151 of net proceeds from the sale of the 14,000,000 shares of common stock to complete the acquisition of 25% of the outstanding stock of CAP-G owned by Darka ($1,700,000), to complete the initial acquisition of 15% of the outstanding stock of CAP-G from Guntekin Koksal ($600,000), to pay the principal of a promissory note ($750,000) and to pay a portion of the Company's share of the second quarter budget for the Karakuduk Oil Field project ($340,000). The Company estimates that the balance of the net proceeds will be used to make the payments in 1996 to Guntekin Koksal that are required for the Company to complete the initial purchase of 15% of the outstanding stock of CAP-G ($918,750), to acquire 5% of the outstanding stock of CAP-G owned by OCSCO ($250,000), to pay the Company's remaining portion of the second quarter budget for the Karakuduk Oil Field project ($410,000) and for working capital ($2,009,401).

     In addition, effective April 5, 1996, two holders of promissory notes in the aggregate amount of $300,000 converted their promissory notes into 600,000 shares of the Company's common stock.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial statements of Central Asian Petroleum Guernsey Limited.

               It is not practical to obtain the required financial statements at the time of this report; the financial statements shall be filed as soon as practicable but not later than the time required by Item 7(a)(4).

     (b)  Pro forma financial information.

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               It is not  practical to obtain the  required pro forma  financial statements at the time of this report; the pro form financial statements shall be filed as soon as practicable but not later than the time required by Item 7(a)(4).

     (c)  Exhibits.

          Exhibit  10.1  Chaparral  Resources,   Inc.  Warrant  Certificate  for
                         1,022,000 shares of common stock.















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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    April 10, 1996

                                       CHAPARRAL RESOURCES, INC.



                                       By /s/ Matthew R.. Hoovler
                                          ------------------------------------
                                          Matthew R. Hoovler, Vice President













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                                  EXHIBIT INDEX


Exhibit           Description                                        Page No.
- -------           -----------                                        --------

10.1              Chaparral Resources, Inc. Warrant Certificate for       6
                  1,022,000 shares of common stock.


















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